UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2008

Kforce Inc.

(Exact name of registrant as specified in its charter)

Florida	000-26058	59-3264661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 East Palm Avenue, Tampa, Florida 33605

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 552-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment of Employment Agreements with Executive Officers

For purposes of bringing certain employment agreements into compliance with the applicable provisions of Section 409A of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations and interpretive guidance issued thereunder, Kforce Inc. (“Kforce”) entered into the following amendments on December 24, 2008 (collectively referred to as the “Amendments”):

•	Amendment No. 1 to the Employment Agreement with David L. Dunkel, Kforce’s Chairman and Chief Executive Officer, which amends his Employment Agreement with Kforce dated as of December 31, 2006,

•	Amendment No. 1 to the Employment Agreement with William L. Sanders, Kforce’s President, which amends his Employment Agreement with Kforce dated as of December 31, 2006,

•

Amendment No. 1 to the Employment Agreement with Joseph J. Liberatore, Kforce’s Executive Vice President and Chief Financial Officer, which amends his Employment Agreement with Kforce dated as of December 31, 2006,

•

Amendment No. 1 to the Employment Agreement with Michael Ettore, Kforce’s Senior Vice President and Chief Services Officer, which amends his Employment Agreement with Kforce dated as of December 31, 2006,

•

Amendment No. 1 to the Employment Agreement with Stephen J. McMahan, Kforce’s Senior Vice President and Chief Sales Officer, which amends his Employment Agreement with Kforce dated as of December 31, 2006,

Section 409A governs “nonqualified deferred compensation” arrangements. Section 409A imposes accelerated taxation and additional tax penalties on service providers (including employees and directors) who participate in a nonqualified deferred compensation arrangement if the arrangement does not comply with the requirements of Section 409A. The Amendments modify the definitions of termination for “good reason” and “disability” and related procedures to comply with Section 409A and clarifies that any severance payments which are treated as non-qualified deferred compensation must be made upon a “separation of service” with Kforce and that, subject to certain exceptions, such payments may be delayed for a period of six months if the executives are deemed to be a “specified employee” at the time of their termination of employment. The Amendments also make certain other changes necessary to ensure compliance with Section 409A.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full texts of the Amendments, copies of which are attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, and are incorporated herein by reference.

Supplemental Executive Retirement Plan

On December 29, 2008, Kforce adopted Amendment No. 1 to the Kforce Inc. Supplemental Executive Retirement Plan (the “SERP”) in which Kforce’s current named executive officers participate. The amended and restated SERP clarifies the definition of several terms including “early retirement eligibility,” to clarify the benefit formula under varying qualifying distribution events and to conform to final regulations interpreting Internal Revenue Code Section 409A. However, no benefits were increased because of the amendment.

The foregoing description of the amendment to the SERP does not purport to be complete and is qualified in its entirety by reference to the full text of the plan document, a copy of which is attached hereto as Exhibit 10.6, and the adoption agreement, a copy of which is attached hereto as Exhibit 10.7, which are both incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

See the disclosures set forth under Item 1.01 “Amendment of Employment Agreements with Executive Officers” and “Supplemental Executive Retirement Plan,” which are incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment to Employment Agreement, dated as of December 24, 2008, between Kforce Inc. and David L. Dunkel

10.2	Amendment to Employment Agreement, dated as of December 24, 2008, between Kforce Inc. and William L. Sanders

10.3	Amendment to Employment Agreement, dated as of December 24, 2008, between Kforce Inc. and Joseph J. Liberatore

10.4	Amendment to Employment Agreement, dated as of December 24, 2008, between Kforce Inc. and Michael Ettore

10.5	Amendment to Employment Agreement, dated as of December 24, 2008, between Kforce Inc. and Stephen J. McMahan

10.6	Amended and Restated Kforce Inc. Supplemental Executive Retirement Plan, dated as of December 31, 2006

10.7	Adoption Agreement to the Amended and Restated Kforce Inc. Supplemental Executive Retirement Plan, dated as of December 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFORCE INC.
(Registrant)

December 29, 2008	By:	/s/ JOSEPH J. LIBERATORE
Joseph J. Liberatore,
Executive Vice President, Chief Financial Officer (Principal Financial Officer)

KFORCE INC.
(Registrant)

December 29, 2008	By:	/s/ SARA R. NICHOLS
Sara R. Nichols,
Vice President, Chief Accounting Officer (Principal Accounting Officer)